Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUNDSM

Supplement dated January 24, 2007, to the Statement of Additional Information dated January 1, 2007.

Effective immediately, the last bulleted item under “Additional Investors Eligible to Purchase the Funds” section beginning on page 37 of the Statement of Additional Information is deleted and replaced with the following:

•	You purchase your shares through a fee-based advisory program.

102943 01-07	DJT0107/SUP020 01-07